UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

10X Capital Venture Acquisition Corp. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11.

10X CAPITAL VENTURE ACQUISITION CORP. II

1 World Trade Center, 85th Floor

New York, New York 10007

PROXY STATEMENT SUPPLEMENT

November 7, 2022

To the Shareholders of 10X Capital Venture Acquisition Corp. II:

This is a supplement (this “Supplement”) to the definitive proxy statement of 10X Capital Venture Acquisition Corp. II, a Cayman Islands exempted company (“10X”), dated October 19, 2022 (as supplemented by an initial supplement to the definitive proxy statement, dated November 3, 2022, the “Proxy Statement”), that was sent to you in connection with 10X’s extraordinary general meeting of shareholders scheduled for November 9, 2022 at 9:00 AM, Eastern Time, at the offices of Latham & Watkins LLP, located at 1271 Avenue of the Americas, New York, New York 10020, and virtually via the Internet at https://www.cstproxy.com/10xcapitalii/2022 (the “Extraordinary General Meeting”).

At the Extraordinary General Meeting, 10X’s shareholders will be asked to consider and vote upon a proposal to amend 10X’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which 10X must consummate an initial business combination from November 13, 2022 to May 13, 2023 (the “Extension,” such date, the “Extended Date,” and such proposal, the “Extension Proposal”).

As previously disclosed, on November 2, 2022, 10X entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among 10X, 10X AA Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of 10X, and African Agriculture, Inc., a Delaware corporation (“African Agriculture”), pursuant to which 10X will engage in a business combination transaction with African Agriculture (the “Business Combination”). Concurrently with the execution of the Merger Agreement, certain initial public offering anchor investors of 10X (the “Initial 10X Anchor Investors”) entered into non-redemption agreements with 10X and 10X Capital SPAC Sponsor II LLC, a Cayman Islands limited liability company (the “Sponsor”).

10X has filed this Supplement with the Securities and Exchange Commission (the “SEC”) to advise shareholders that on November 4, 2022, additional initial public offering anchor investors of 10X (the “Additional 10X Anchor Investors” and together with the Initial 10X Anchor Investors, the “10X Anchor Investors”) entered into non-redemption agreements (collectively, the “Non-Redemption Agreements”) with 10X and Sponsor, pursuant to which such 10X Anchor Investors agreed for the benefit of 10X to (i) vote certain 10X ordinary shares now owned or hereafter acquired (the “Subject 10X Equity Securities”), representing 3,355,743 10X ordinary shares in the aggregate, in favor of the Extension Proposal and (ii) not redeem the Subject 10X Equity Securities in connection with the Extension Proposal. In connection with these commitments from the 10X Anchor Investors, the Sponsor has agreed to transfer to each 10X Anchor Investor an amount of its Class B ordinary shares following the closing of the Merger (as defined in the Merger Agreement).

Pursuant to the Charter, a public shareholder may request that 10X redeems all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m., Eastern Time, on November 7, 2022 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company, in each case in accordance with the procedures and deadlines described in the Proxy Statement. In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

10X and African Agriculture publicly announced the Business Combination and entry into the Non-Redemption Agreements in a Current Report on Form 8-K, filed by 10X with the SEC on November 3, 2022 and entry into the Non-Redemption Agreements with the Additional 10X Anchor Investors in a Current Report on Form 8-K, filed by 10X with the SEC on November 4, 2022 (together, the “Forms 8-K”).

You are encouraged to review the Forms 8-K and the exhibits attached thereto in connection with your consideration of the proposals included in the Proxy Statement, including the Extension Proposal.

About 10X

10X is a blank check company incorporated as a Cayman Islands exempted company on February 10, 2021. 10X was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. 10X’s Sponsor is 10X Capital SPAC Sponsor II LLC, a Cayman Islands limited liability company. The Sponsor is controlled by its manager, 10X Capital Advisors, LLC (the “Manager”). Hans Thomas, 10X’s Chief Executive Officer and Chairman of the Board, and David Weisburd, 10X’s Chief Operating Officer, Head of Origination and a member of 10X’s board of directors, are the managing members of the Manager. 10X’s securities are traded on The Nasdaq Stock Market LLC under the ticker symbols VCXAU, VCXA and VCXAW. Learn more at https://www.10xcapital.com/.

Participants in Solicitation

10X and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of 10X shareholders in connection with the Extension Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of 10X’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Supplement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Supplement including, without limitation, regarding 10X’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of 10X’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 30, 2022, 10X’s subsequent Quarterly Reports on Form 10-Q and elsewhere in 10X’s filings with the SEC. 10X’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, 10X disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

10X urges investors, shareholders and other interested persons to read the Proxy Statement, as well as other documents filed by 10X with the SEC, because these documents contain important information about 10X and the Extension Proposal. The Proxy Statement was also mailed to shareholders of 10X as of a record date of September 19, 2022, on or about October 20, 2022. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: VCXA.info@investor.morrowsodali.com.

This Supplement does not change the proposals to be acted upon at the extraordinary general meeting scheduled to be held on November 9, 2022, which are described in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement. The information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Proxy Statement. If you have questions about the Extension or if you need additional copies of the Proxy Statement or the proxy card you should contact:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: VCXA.info@investor.morrowsodali.com

By Order of the Board,

/s/ Hans Thomas
Hans Thomas
Chief Executive Officer and
Chairman of the Board of Directors

You are not being asked to vote any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a holder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

This Supplement is dated November 7, 2022.

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